SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 28, 2005
NISOURCE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-16189	35-2108964
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
801 East 86th Avenue,
Merrillville, Indiana 46410
(877) 647-5990
(Address and Telephone Number
of Principal Executive Offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Revolving Credit Agreement
Amended and Restated Savings Restoration Plan
Amended and Restated Executive Deferred Compensation Pla
Amended and Restated Long-Term Incentive Plan
Amended and Restated Pension Restoration Plan
Restated Supplemental Executive Retirement Plan
First Amendment to the Executive Policy n
Amended and Restated Nonemployee Director Retirement Plan
Amended and Restated Nonemployee Director Stock Incentive Plan

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On November 30, 2005, NiSource Finance Corp. entered into a new $300 million Revolving Credit Agreement (the “Revolving Credit Agreement”) with Dresdner Bank, AG, New York Branch. Dresdner Kleinwort Wasserstein LLC served as Sole Lead Arranger and Sole Book Runner and Dresdner Bank, AG, New York Branch serves as Administrative Agent. NiSource Inc. is the Guarantor under the Agreement. The purpose of the new Credit Facility is to fund the Company’s ongoing working capital requirements and for general corporate purposes. A copy of the Revolving Credit Agreement is attached to this Current Report as Exhibit 10.1.
     Pricing under the new nine month facility will be based on LIBOR. The Revolving Credit Agreement includes one financial covenant, a Maximum Debt-to-Capitalization covenant, set at 70%.
     At a meeting of the Officer Nomination and Compensation Committee (the “ON&C Committee”) of the board of directors of NiSource Inc. (the “Company”) on November 28, 2005 (the “ON&C Meeting”), the ON&C Committee approved:
     (i) amendments and restatements of (a) the Savings Restoration Plan for NiSource Inc. and Affiliates, as amended and restated effective January 1, 2004 (the “Savings Restoration Plan”), (b) the NiSource Inc. Executive Deferred Compensation Plan, as amended and restated effective January 1, 2004 (the “Executive Deferred Compensation Plan”), (c) the NiSource Inc. 1994 Long-Term Incentive Plan, as amended and restated effective January 1, 2004 (the “LTIP”), (d) the Pension Restoration Plan for NiSource Inc. and Affiliates, as amended and restated effective January 1, 2004 (the “Pension Restoration Plan”), and (e) the NiSource Inc. Supplemental Executive Retirement Plan, as amended and restated effective January 1, 2004 (the “SERP,” and together with the Executive Deferred Comp Plan, the LTIP, the Pension Restoration Plan and the Savings Restoration Plan, the “Officer Plans”), in each case, to bring the Officer Plans into compliance with, or to conform to Internal Revenue Code Section 409A and the latest Internal Revenue Service guidance and regulations thereunder, specifically:
          • the Amended and Restated Savings Restoration Plan amends the Savings Restoration Plan for benefits earned and/or vested on or after January 1, 2005 to change the timing of elections related to the form of distribution, provide for distribution only upon a separation from service, impose distribution delays following separation from service for certain participants and add the definitions of disability and unforeseeable emergency;
          • the Amended and Restated Executive Deferred Compensation Plan (the “Amended and Restated Deferred Compensation Plan”), amends the Executive Deferred Compensation Plan for benefits earned and/or vested on or after January 1, 2005 to change the timing of deferral elections made by participants, eliminate de minimus distributions, restrict the conditions on changes to the form or timing of distributions, provide for distributions based on current elections if such plan is terminated, impose distribution delays following separation from service for certain participants and add the definition of unforeseeable emergency;
          • the Amended and Restated Long-Term Incentive Plan (the “Amended and Restated LTIP”), amends the LTIP for benefits earned and/or vested on or after January 1, 2005 to impose distribution delays following separation from service for certain participants and revise the definitions of change in control, disability and fair market value;
          • the Amended and Restated Pension Restoration Plan amends the Pension Restoration Plan for all benefits earned under the plan to change the timing of elections related to the form of distribution, restrict the conditions on changes to the form or timing of distributions, impose distribution delays following separation from service for certain participants and add the definition of disability;
          • the Amended and Restated Supplemental Executive Retirement Plan (the “Amended and Restated SERP”), amends the SERP for benefits earned and/or vested on or after January 1, 2005 to change the timing of elections related to the form of distribution, provide for distribution only upon a separation from service, impose distribution delays following separation from service for certain participants and add the definitions of disability and unforeseeable emergency;
     (ii) the First Amendment to the NiSource Executive Severance Policy, effective January 1, 2006 (the “First Amendment to the Executive Policy”), amending the NiSource Executive Severance Policy (the “Executive Policy”) to extend the term of the Executive Policy to January 31, 2006.
     (iii) an amendment to the Savings Restoration Plan to clarify that the earlier amendment to the Savings Restoration Plan, which provided for additional matching contributions for certain executives and employees whose matching contributions had not been matched up to the maximum level provided for under the NiSource Inc. Retirement Savings Plan due to uneven employee contributions during 2003 and 2004, is limited to certain groups of employees who were employed prior to January 1, 2002 and who remained employed on January 1, 2005.
     In addition, at a meeting of the Company’s Corporate Governance Committee (the “CG Committee”) on November 29, 2005, the CG Committee approved amendments and restatements of (a) the NiSource Inc. Nonemployee Director Retirement Plan, as previously amended and restated effective January 1, 2002 (the “Nonemployee Director Retirement Plan”) and (b) the NiSource Inc. Nonemployee Director Stock Incentive Plan, as previously amended and restated effective January 1, 2004 (the “Nonemployee Director Stock Incentive Plan,” and together with the Nonemployee Director Retirement Plan, the “Director Plans”) to bring the Director Plans into compliance with, or to conform to Internal Revenue Code Section 409A and the latest Internal Revenue Service guidance and regulations thereunder, specifically the definitions of change in control and disability in each of the Nonemployee Director Retirement Plan and Nonemployee Director Stock Incentive Plan have been revised.

     A copy of (i) the Amended and Restated Deferred Compensation Plan is attached to this Current Report as Exhibit 10.2, (ii) the Amended and Restated LTIP is attached to this Current Report as Exhibit 10.3, (iii) the Amended and Restated Pension Restoration Plan is attached to this Current Report as Exhibit 10.4, (iv) the Amended and Restated SERP is attached to this Current Report as Exhibit 10.5, (v) the Amended and Restated Savings Restoration Plan is attached to this Current Report as Exhibit 10.6, (vi) the First Amendment to the Executive Policy is attached to this Current Report as Exhibit 10.7, (vii) the Amended and Restated Nonemployee Director Retirement Plan is attached to this Current Report as Exhibit 10.8 and (viii) the Amended and Restated Nonemployee Director Stock Incentive Plan is attached to this Current Report as Exhibit 10.9. Each such exhibit is hereby incorporated by reference into this Item 1.01.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits

Exhibit
Number	Description

10.1	$300 Million Revolving Credit Agreement, dated November 30, 2005 among NiSource Finance Corp., Dresdner Bank, AG, New York Branch. Dresdner Kleinwort Wasserstein LLC served as Sole Lead Arranger and Sole Book Runner and Dresdner Bank, AG, New York Branch serves as Administrative Agent
10.2	Amended and Restated Savings Restoration Plan.
10.3	Amended and Restated Executive Deferred Compensation Plan.
10.4	Amended and Restated Long-Term Incentive Plan.
10.5	Amended and Restated Pension Restoration Plan.
10.6	Restated Supplemental Executive Retirement Plan.
10.7	First Amendment to the Executive Policy
10.8	Amended and Restated Nonemployee Director Retirement Plan.
10.9	Amended and Restated Nonemployee Director Stock Incentive Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.

(Registrant)

Date: December 2, 2005	By:	/s/ Jeffrey W. Grossman
Jeffrey W. Grossman
Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Description

10.1	$300 Million Revolving Credit Agreement, dated November 30, 2005 among NiSource Finance Corp., Dresdner Bank, AG, New York Branch. Dresdner Kleinwort Wasserstein LLC served as Sole Lead Arranger and Sole Book Runner and Dresdner Bank, AG, New York Branch serves as Administrative Agent
10.2	Amended and Restated Savings Restoration Plan.
10.3	Amended and Restated Executive Deferred Compensation Plan.
10.4	Amended and Restated Long-Term Incentive Plan.
10.5	Amended and Restated Pension Restoration Plan.
10.6	Restated Supplemental Executive Retirement Plan.
10.7	First Amendment to the Executive Policy.
10.8	Amended and Restated Nonemployee Director Retirement Plan.
10.9	Amended and Restated Nonemployee Director Stock Incentive Plan.